Exhibit 4.1

EXECUTION COPY

AMENDMENT NO. 15 TO AND WAIVER UNDER

THE CREDIT AGREEMENT

Dated as of September 8,2006

AMENDMENT NO. 15 TO AND WAIVER UNDER THE CREDIT AGREEMENT, dated as of September 8, 2006 (this “Amendment”), among DRESSER, INC., a Delaware corporation (the “U.S. Borrower”), D.I. LUXEMBOURG S.A.R.L., a corporation organized and existing under the laws of Luxembourg (the “Euro Borrower”, and, collectively with the U.S. Borrower, the “Borrowers”), DRESSER HOLDINGS, INC., a Delaware corporation (“Dresser Holdings” or the “Parent”), DEG ACQUISITIONS, LLC, a Delaware limited liability company (“DEG Acquisitions”), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, DEG Acquisitions, the Subsidiary Guarantors, the Lender Parties party thereto and the Agents have entered into a Credit Agreement dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 thereto dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003, Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005, Amendment No. 10 and Waiver thereto dated as of July 14, 2005, Amendment No. 11 and Waiver thereto dated as of September 29, 2005, Amendment No. 12 and Waiver thereto dated as of November 14, 2005, Amendment No. 13 and Waiver thereto dated as of March 30, 2006 and Amendment No. 14 and Waiver thereto dated April 14, 2006 and as modified by the Consent dated as of June 3, 2004 (as so amended and modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement). Dresser Holdings has entered into an Assignment and Assumption Agreement dated as of July 3, 2002 with DEG Acquisitions whereby Dresser Holdings assumed the duties and liabilities of DEG Acquisitions under the Credit Agreement and the Security Agreement.

WHEREAS, the Borrowers desire to (a) amend certain provisions of the Credit Agreement and (b) waive certain Defaults and Events of Default under the Credit Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to grant the Borrowers’ request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is, effective as of the date hereof, hereby amended as follows:

(a) The definition “EBITDA” in Section 1.01 of the Credit Agreement is amended by adding the following new entries as the last entries in the columns of the table that follows the text of such definition:

September 30,2005	U.S.$	59,274,000
December 31,2005	U.S.$	48,431,000.

(b) The definition of “Letter of Credit Facility” in Section 1.01 of the Credit Agreement is amended by deleting (i) the phrase “an amount equal to the lesser of (a)” and (ii) the phrase “and (b) U.S.$75,000,000”.

(c) Section 5.01 is amended by replacing clause (r) with the following:

“(r) On or prior to December 31,2006, and notwithstanding any other time limits specified in Section 5.03(b), the U.S. Borrower shall furnish to the Agents and the Lender Parties (i) audited annual financial statements for the Fiscal Year ended in 2005, as required by Section 5.03(b) and (ii) to the extent that the annual financial statements for the Fiscal Years ended in 2003 or 2004 are restated in connection with the preparation of such financial statements for the Fiscal Year ended in 2005, revised audited financial statements for such Fiscal Years, as required by Section 5.03(b), it being agreed that the delivery of the financial statements contained in the U.S. Borrower’s Annual Report on Form 10-K for the Fiscal Year ended in 2005, shall satisfy the requirements of this clause (ii).”

SECTION 2. Waiver and Confirmation. Subject to Section 3 hereof, the Required Lenders hereby waive any Default or Event of Default in respect of the provisions of Sections 2.06(b)(ii) (but only in respect of equity proceeds in an amount not greater than $10,000,000 used to finance an asset acquisition), 2.07(a), 2.08(c), 3.02, 4.0l(i), 4.0l(j), 4.01(q)(ii), 5.01(a), 5.01(g), 5.02(b)(ii)(F) and (G), 5.02(f)(vii), (viii) and (ix), 5.02(g), 5.03(a), 5.03(b), 5.03(c), 5.03(d), 5.04(a) and 5.04(b) of the Credit Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Amendment by the U.S. Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto and any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any such financial statement or the 2005 audited annual financial statements when or as required, except as required by Section 5.01(r), (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

2

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the conditions set forth in this Section 3 to this Amendment shall have been fulfilled.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(ii) Payment of Fees and Expenses. The U.S. Borrower shall have paid (a) to the Administrative Agent, for the benefit of each Tranche C Term Lender executing this Amendment on or before September 8, 2006, a fee equal to 0.125% of the aggregate Tranche C Term Advances of each such Lender, (b) to the Administrative Agent, for the benefit of each Revolving Credit Lender executing this Amendment on or before September 8, 2006, a fee equal to 0.125% of the Revolving Credit Commitment of each such Lender and (c) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(iii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

(iv) Waiver Under Refinancing Loan Agreement. The requisite number of lenders under the Refinancing Loan Agreement shall have agreed to waive any defaults under the Refinancing Loan Agreement arising from the matters referred to herein, on terms satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a) On the date this Amendment becomes effective, after giving effect to this Amendment, (i) no event will have occurred and be continuing, or will have resulted from the effectiveness of this Amendment, that constitutes a Default and (ii) all representations and warranties set forth in the Loan Documents will be true and correct in all material respects.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrowers of this Amendment and by the Guarantors and the Grantors (as defined in the Collateral Documents) of the consent attached hereto or other transactions contemplated hereby.

(c) This Amendment has been duly executed and delivered by the Borrowers. The consent attached hereto has been duly executed and delivered by each of the Guarantors and the Grantors. This Amendment and each of the other Loan Documents,

3

as amended hereby, to which each Borrower, each Guarantor and each Grantor is a party are legal, valid and binding obligations of such Borrower, such Guarantor and such Grantor, as applicable, enforceable against such Borrower, such Guarantor and such Grantor, as applicable, in accordance with their respective terms.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as U.S. Borrower

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Senior Vice President and Chief Financial Officer

D.I. LUXEMBOURG S.A.R.L., as Euro Borrower

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Director

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership, its Manager

	By:	FIRST RESERVE GP VIII, L.P., a Delaware limited partnership, its general partner

		By:	FIRST RESERVE CORPORATION, a Delaware corporation, its general partner

		By:	/s/ Thomas R. Denison
			Name:	Thomas R. Denison
			Title:	Managing Director

DRESSER HOLDINGS, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Senior Vice President and Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Eugene F. Martin
	Name:	Eugene F. Martin
	Title:	Vice President

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:	/s/ Eugene F. Martin
	Name:	Eugene F. Martin
	Title:	Managing Director

LENDERS

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

LENDERS

ARCHIMEDES FUNDING III, LTD.

BY:	West Gate Horizons Advisors LLC, as Collateral Manager

BY:	/s/ Gordon R. Cook
Name:	Gordon R. Cook
Title:	Senior Credit Analyst

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

BY:	West Gate Horizons Advisors LLC, as Collateral Manager

BY:	/s/ Gordon R. Cook
Name:	Gordon R. Cook
Title:	Senior Credit Analyst

ENDURANCE CLO I, LTD

C/o West Gate Horizons Advisors LLC, As Portfolio Manager

By:	/s/ Gordon R. Cook
Name:	Gordon R. Cook
Title:	Senior Credit Analyst

LENDERS

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

BELHURST CLO LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Advisor

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

PETRUSSE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

WASATCH CLO LTD

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

GE Business Capital Corporation

By:	/s/ Jeffrey A. Skinner
	Name:	Jeffrey A. Skinner
	Title:	Duly Authorized Signatory

LENDERS

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Jeffrey A. Skinner
	Name:	Jeffrey A. Skinner
	Title:	Duly Authorized Signatory

LENDERS

CONTINENTAL CASUALTY COMPANY

[Print Name of Financial Institution]

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer
Approved by Law Dept.
By:	MPC
Date:	8-21-06

LENDERS

CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E)

[Print Name of Financial Institution]

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer
Approved by Law Dept.
By:	MPC
Date:	8-21-06

LENDERS

ALLSTATE LIFE INSURANCE COMPANY

[Print Name of Financial Institution]

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Charles D. Mires
	Name:	Charles D. Mires
	Title:	Authorized Signatory

LENDERS

AIMCO CDO Series 2000-A

[Print Name of Financial Institution]

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Charles D. Mires
	Name:	Charles D. Mires
	Title:	Authorized Signatory

LENDERS

AIMCO CLO, Series 2005-A

[Print Name of Financial Institution]

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Charles D. Mires
	Name:	Charles D. Mires
	Title:	Authorized Signatory

LENDERS

AIMCO CLO, Series 2006-A
[Print Name of Financial Institution]

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Charles D. Mires
	Name:	Charles D. Mires
	Title:	Authorized Signatory

BOSTON HARBOR CLO 2004-1, Ltd.

By:	/s/ Beth Mazor
Beth Mazor
Title:	V.P.

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ Beth Mazor
Beth Mazor
Title:	V.P.

LENDERS

As Term Loan lender only, decline as Revolver lender

LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC

	By:	/s/ Stephen Suo
Stephen Suo
Vice President

	By:	/s/ Scott Whalen
Scott Whalen
Vice President

LENDERS

As Term Loan lender only, decline as Revolver lender

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc. as its
Collateral Manager

	By:	/s/ Stephen Suo
Stephen Suo
Vice President

	By:	/s/ Scott Whalen
Scott Whalen
Vice President

LENDERS

As Term Loan lender only, decline as Revolver lender

VECTOR CAPITAL FUND LTD.

By:	TCW Advisors, Inc. as its Interim
Collateral Manager

	By:	/s/ Stephen Suo
Stephen Suo
Vice President

	By:	/s/ Scott Whalen
Scott Whalen
Vice President

LENDERS

As Term Loan lender only, decline as Revolver lender

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc.,
its Collateral Manager

	By:	/s/ Stephen Suo
Stephen Suo
Vice President

	By:	/s/ Scott Whalen
Scott Whalen
Vice President

LENDERS

As Term Loan lender only, decline as Revolver lender

VITESSE CLO LTD.

By:	TCW Advisors as its
Portfolio Manager

	By:	/s/ Stephen Suo
Stephen Suo
Vice President

	By:	/s/ Scott Whalen
Scott Whalen
Vice President

LENDERS

As Term Loan lender only, decline as Revolver lender

CELERITY CLO LIMITED

By:	TCW Advisors, Inc., as Agent

	By:	/s/ Stephen Suo
Stephen Suo
Vice President

	By:	/s/ Scott Whalen
Scott Whalen
Vice President

LENDERS

As Term Loan lender only, decline as Revolver lender

FIRST 2004-I CLO, LTD.

By:	TCW Advisors, Inc.,
its Collateral Manager

	By:	/s/ Stephen Suo
Stephen Suo
Vice President

	By:	/s/ Scott Whalen
Scott Whalen
Vice President

LENDERS

As Term Loan lender only, decline as Revolver lender

FIRST 2004-II CLO, LTD.

By:	TCW Advisors, Inc.,
its Collateral Manager

	By:	/s/ Stephen Suo
Stephen Suo
Vice President

	By:	/s/ Scott Whalen
Scott Whalen
Vice President

LENDERS

NORTHWOODS CAPITAL IV, LIMITED

By:	ANGELO, GORDON & CO. L.P., AS COLLATERAL MANAGER
[Print Name of Financial Institution]

By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

LENDERS

NORTHWOODS CAPITAL VI, LIMITED

By:	ANGELO, GORDON & CO, L.P. AS COLLATERAL MANAGER
[Print Name of Financial Institution]

By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

LENDERS

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

LENDERS

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD,

By:	ING Investments, LLC as its investment manager

By:	/s/ Theodore M. Hoag
Name:	Theodore M. Hoag
Title:	Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD,

By:	ING Investments, LLC as its investment manager

By:	/s/ Theodore M. Hoag
Name:	Theodore M. Hoag
Title:	Vice President

ING PRIME RATE TRUST

By:	ING Investment Management Co. as its investment manager

By:	/s/ Theodore M. Hoag
Name:	Theodore M. Hoag
Title:	Vice President

ING SENIOR INCOME FUND

By:	ING Investment Management Co. as its investment manager

By:	/s/ Theodore M. Hoag
Name:	Theodore M. Hoag
Title:	Vice President

LENDERS

Nomura Bond & Loan Fund
[Print Name of Financial Institution]

By:	/s/ Richard Stewart
	Name:	Richard Stewart
	Title:	Managing Director

	By:	UFJ Trust Bank Limited as Trustee
	By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact

LENDERS

Clydesdale CLO 2004, Ltd.
[Print Name of Financial Institution]

By:	/s/ Richard Stewart
	Name:	Richard Stewart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

LENDERS

Clydesdale CLO 2003 Ltd
[Print Name of Financial Institution]

By:	/s/ Richard Stewart
	Name:	Richard Stewart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

NCRAM Loan Trust
[Print Name of Financial Institution]

By:	/s/ Richard Stewart
	Name:	Richard Stewart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

LENDERS:

BABSON CLO LTD. 2003-I

BABSON CLO LTD. 2004-I

ELC (CAYMAN) LTD. 1999-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2006-III

SUFFIELD CLO, LIMITED

SAPPHIRE VALLEY CDO I, LTD

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Anthony J. Sciacca
Name:	Anthony J. Sciacca
Title:	Managing Director

NEWTON CDO LTD

By: Babson Capital Management LLC as Investment Manager

By:	/s/ Anthony J. Sciacca
Name:	Anthony J. Sciacca
Title:	Managing Director

SIMSBURY CLO, LIMITED

By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ Anthony J. Sciacca
Name:	Anthony J. Sciacca
Title:	Managing Director

LENDERS

Venture IV CDO Limited By its investment advisor, MJX Asset Management LLC
[Print Name of Financial Institution]

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Director

LENDERS

ColumbusNova CLO Ltd. 2006-I
[Print Name of Financial Institution]

By:	/s/ Patrick D. Engel
	Name:	Patrick D. Engel
	Title:	Director

LENDERS

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

ARES III CLO Ltd.

By:	ARES CLO Management LLC, Investment Manager

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

Credit Industriel et Commercial
[Print Name of Financial Institution]

By:	/s/ Anthony Rock
Name:	Anthony Rock
Title:	Vice President

/s/ Marcus Edward
Marcus Edward
Vice President

LENDERS

DEUTSCHE BANK AG NEW YORK BRANCH

By:	DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

By:	/s/ Diedre Wharton
	Name:	Diedre Wharton
	Title:	Assistant Vice President

DRESSER HOLDINGS, INC.

SENIOR HIGH INCOME PORTFOLIO, INC.

By:	/s/ Jaimin Patel
Jaimin Patel
Authorized Signatory

DEBT STRATEGIES FUND, INC.

By:	/s/ Jaimin Patel
Jaimin Patel
Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST

By:	/s/ Jaimin Patel
Jaimin Patel
Authorized Signatory

LONGHORN CDO (Cayman) LTD

By:	Merrill Lynch Investment Managers, L.P. as Collateral Manager

By:	/s/ Jaimin Patel
Jaimin Patel
Authorized Signatory

LONGHORN CDO III, LTD.

By:	Merrill Lynch Investment Managers, L.P. as Collateral Manager

By:	/s/ Jaimin Patel
Jaimin Patel
Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ Jaimin Patel
Jaimin Patel
Authorized Signatory

LENDERS

Lafayette Square CDO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LENDERS

Monument Park CDO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LENDERS

Essex Park CDO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LENDERS

Prospect Park CDO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LENDERS

INDOSUEZ CAPITAL FUNDING VI, LIMITED

By:	Lyon Capital Management LLC, as Collateral Manager

Lyon Capital Management LLC

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

LENDERS

Aeries Finance-II Ltd.

By:	Patriarch Partners X, LLC, its Managing Agent

By:	/s/ Lynn Tilton
	Name:	Lynn Tilton
	Title:	Manager

LENDERS

Trimaran CLO IV Ltd

By	Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

LENDERS

KZH Pondview LLC
[Print Name of Financial Institution]

By:	/s/ Virginia Conway
	Name:	Virginia Conway
	Title:	Authorized Signatory

LENDERS

KZH Soleil -2 LLC
[Print Name of Financial Institution]

By:	/s/ Virginia Conway
	Name:	Virginia Conway
	Title:	Authorized Signatory

LENDERS

MetLife Insurance & Investment Trust by Metropolitan life Insurance Company as Manager

By:	/s/ Jim Dingler
	Name:	Jim Dingler
	Title:	Director

LENDERS

Metropolitan Life Insurance Company

By:	/s/ Jim Dingler
	Name:	Jim Dingler
	Title:	Director

LENDERS

Galaxy VII CLO, LTD

By: AIG Global Investment Corp.
its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

Galaxy CLO 2003-1, Ltd.

By: AIG Global Investment Corp., Inc.
its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

Galaxy III CLO, Ltd.

By: AIG Global Investment Corp.,
its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

LENDERS

Stone Tower CDO II Ltd.

By:	Stone Tower Capital LLC, As its Collateral debt manager
[Print Name of Financial Institution]

By:	/s/ Michael.W.Delpercio
	Name:	Michael.W.Delpercio
	Title:	Authorized Signatory

LENDERS

Stone Tower CDO III Ltd.

By:	Stone Tower Capital LLC, As its Collateral debt manager
[Print Name of Financial Institution]

By:	/s/ Michael.W.Delpercio
	Name:	Michael.W.Delpercio
	Title:	Authorized Signatory

LENDERS

Stone Tower CDO Ltd. Stone Tower Capital LLC, As its Collateral debt manager
[Print Name of Financial Institution]

By:	/s/ Michael.W.Delpercio
	Name:	Michael.W.Delpercio
	Title:	Authorized Signatory

LENDERS

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ John O’Dowd
	Name:	John O’Dowd
	Title	Authorized Signatory

/s/ Anissa Quirk
	Name:	Anissa Quirk
	Title:	Authorized Signatory

LENDERS

Erste Bank New York Branch

By:	/s/ Bob Wagman
	Name:	Bob Wagman
	Title:	Director

By:	/s/ Bryan Lynch
	Name:	Bryan Lynch
	Title:	First Vice President

LENDERS

NYLIM Flatiron CLO 2004-1 Ltd.			[Print Name of Financial Institution]

By:	New York Life Investment Management LLC,		By:
	as Collateral Manager and Attorney- in- Fact			Name:
Title:

By:	/s/ Mark A. Campellone
	Name:	Mark A. Campellone
	Title:	Director

NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment Management LLC,
as collateral Manager and Attorney-in-Fact

	By:	/s/ Mark A. Campellone
		Name:	Mark A. Campellone
		Title:	Director

MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

By:	New York Life Investment Management LLC

	By:	/s/ Mark A. Campellone
		Name:	Mark A. Campellone
		Title:	Director

LENDERS

ELT LTD.

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

LONG LANE MASTER TRUST II

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Authorized Agent

LENDERS

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE SENIOR INCOME TRUST

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE CDO III, LTD.

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE CDO VI LTD.

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Eaton Vance CDO VIII, LTD.

By:	Eaton Vance Management As Investment Advisor
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

GRAYSON & CO

By:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian

By:	Eaton Vance Management, Attorney-in-fact
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE LIMITED DURATION INCOME FUND

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE SENIOR FLOATING-RATE TRUST

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE FLOATING-RATE INCOME TRUST

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Eaton Vance Variable Leverage Fund Ltd.

By:	Eaton Vance Management As Investment Advisor
[Print Name of Financial Institution]

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Calyon New York Branch

By:	/s/ Dennis E. Petito
Dennis E. Petito
Managing Director

By:	/s/ Michael D. Willis
Michael D. Willis
Director

LENDERS

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
(f/k/a Bank of Tokyo-Mitsubishi Trust Company)

By:	/s/ Michael Zion
	Name:	Michael Zion
	Title:	Vice President

LENDERS

Forms Capital Corp
[Print Name of Financial Institution]

By:	/s/ John M. Crawford
	Name:	John M. Crawford
	Title:	Managing Director

/s/ Michiel V.M. Van Der Voort
Michiel V.M. Van Der Voort
Managing Director

LENDERS

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

BELHURST CLO LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LENDERS

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. Investment Advisor

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

PETRUSSE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As the Asset Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

WASATCH CLO LTD

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

LENDERS

VITESSE CLO LTD

By:	TCW Advisors as its Portfolio Manager

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Gil Tollinchi
Gil Tollinchi
Vice President

LENDERS

CELERITY CLO LIMITED

By:	TCW Advisors, Inc., as Agent

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Gil Tollinchi
Gil Tollinchi
Vice President

LENDERS

FIRST 2004-I CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Gil Tollinchi
Gil Tollinchi
Vice President

LENDERS

FIRST 2004-II CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Gil Tollinchi
Gil Tollinchi
Vice President

LENDERS

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Gil Tollinchi
Gil Tollinchi
Vice President

LENDERS

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Gil Tollinchi
Gil Tollinchi
Vice President

LENDERS

VECTOR CAPITAL FUND LTD.

By:	TCW Advisors, Inc. as its Interim Collateral Manager

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Gil Tollinchi
Gil Tollinchi
Vice President

LENDERS

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Gil Tollinchi
Gil Tollinchi
Vice President

LENDERS

MUIRFIELD TRADING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

BANK LEUMI USA
[Print Name of Financial Institution]

By:	/s/ Joong Hee Hong
	Name:	Joong Hee Hong
	Title:	First Vice President

LENDERS

ORIX Financial Services, Inc.

By:	/s/ Jorge I. Jaramillo
	Name:	Jorge I. Jaramillo
	Title:	Associate Director

LENDERS

Allied Irish Bank, plc

/s/ Joseph S. Augustini
Name:	Joseph S. Augustini
Title:	Vice President

Allied Irish Bank, plc

/s/ Rima Terradista
Name:	Rima Terradista
Title:	Co-Head Leverage Finance Director of Corporate Banking North America

LENDERS

Stanfield Carrera CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

LENDERS

Stanfield Quattro CLO, Ltd.

By:	Stanfield Capital Partners LLC As its Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

LENDERS

Stanfield Arbitrage CDO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

LENDERS

EAGLE CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signer

LENDERS

FALL CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signer

LENDERS

Addison CDO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

DELANO Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

Fairway Loan Funding Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

Loan Funding III LLC

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

Southport CLO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

Waveland – INGOTS, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

ROSEMONT CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ Peter Sakon
		Name:	Peter Sakon
		Title:	Vice President

LENDERS

BRYN MAWR CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Peter Sakon
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

FOREST CREEK CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Peter Sakon
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

LONG GROVE CLO, LIMITED.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Peter Sakon
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

CUMBERLAND II CLO LTD

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Peter Sakon
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

SERVES 2006-1, Ltd. By PPM America, Inc., as Collateral Manager

By:	/s/ David C. Wagner
	Name:	David C. Wagner
	Title:	Managing Director

LENDERS

BALLANTYNE FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

BIRCHWOOD FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

JUPITER LOAN FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

PPM MONARCH BAY FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

PPM SHADOW CREEK FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Centurion CDO II, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS

Centurion CDO III, Limited

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS

Centurion CDO VI, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS

Centurion CDO VII, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS

RiverSource Bond Series, Inc RiverSource Floating Rate Fund
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

LENDERS

Sequils-Centurion V, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS

Ameriprise Certificate Company

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Assistant Vice President

LENDERS

IDS Life Insurance Company

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Assistant Vice President

LENDERS

PINEHURST TRADING, INC.

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

CONTINENTAL CASUALTY COMPANY
[Print Name of Financial Institution]

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

LENDERS

CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E)
[Print Name of Financial Institution]

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

LENDERS

Franklin CLO I, Limited

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

Hewett’s Island CDO, Ltd.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager,

By:	/s/ John A. Frabotta
Name:	John A. Frabotta
Title:	Director

LENDERS

Investors Bank & Trust Company as Sub-Custodian Agent of CypressTree International Loan Holding Company Limited

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ Martha Hadeler
Name:	Martha Hadeler
Title:	Managing Director

By:	/s/ Robert Weeden
Name:	Robert Weeden
Title:	Managing Director

/s/ John A. Frabotta
John A. Frabotta
Director

LENDERS

Citigroup Investments Corporate Loan Fund, Inc.

By:	Citigroup Alternative Investments LLC

By:	/s/ John O’ Connell
Name:	John O’ Connell
Title:	Vice President

LENDERS

J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST,
as [Assignee/Participant]
By:	Its Investment Manager, Citigroup Alternative Investments LLC

By:	/s/ John O’ Connell
Name:	John O’ Connell
Title:	Vice President

LLOYDS TSB BANK PLC

By:	/s/ Nicholas J. Bruce
	Name:	Nicholas J. Bruce
	Title:	XXX

By:	/s/ Deborah Carlson
	Name:	Deborah Carlson
	Title:	VP & Manager - Business Development C.B, C103

LENDERS

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDERS

Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender

[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I – INGOTS, Ltd., as Term Lender

[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender

[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDERS

Katonah III, Ltd. by Sankaty Adavisors LLC as Sub-Advisors

[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDERS

BLACK DIAMOND CLO 2005-1 LTD.

By:	Black Diamond Capital Management, L.L.C. as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.

LENDERS

BLACK DIAMOND CLO 2005-2 LTD.

By:	Black Diamond Capital Management, LLC, as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner
Black Diamond Capital Management, LLC.

LENDERS

Flagship CLO II

By: Deutsche Asset Management, Inc.,
as Sub-Advisor

By:	/s/ Colleen Cumniffe
Name:	Colleen Cumniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO III

By: Deutsche Asset Management, Inc.,
as Sub-Advisor

By:	/s/ Colleen Cumniffe
Name:	Colleen Cumniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO IV

By: Deutsche Asset Management, Inc.,
as Sub-Advisor

By:	/s/ ColleenCumniffe
Name:	ColleenCumniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO V

By: Deutsche Asset Management, Inc.,
as Attorney in Fact

By:	/s/ ColleenCumniffe
Name:	ColleenCumniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Aurum CLO 2002-I, Ltd

By: Deutsche Asset Management, Inc.,
as Sub-Advisor

By:	/s/ ColleenCumniffe
Name:	ColleenCumniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

CONSENT

Reference is made to the Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003 and Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005, Amendment No. 10 and Waiver thereto dated as of July 14, 2005, Amendment No. 11 and Waiver thereto dated as of September 29, 2005, Amendment No. 12 and Waiver thereto dated as of November 14, 2005, Amendment No. 13 and Waiver thereto dated as of March 30, 2006, Amendment No. 14 and Waiver thereto dated as of April 14, 2006 and as modified by the Consent thereto dated as of June 3, 2004, among the Borrowers, the Lender Parties party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (such Credit Agreement, as so amended and modified, the “Credit Agreement”).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 15 to and Waiver under the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 15 to and Waiver under the Credit Agreement, and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations and the Guaranteed Obligations, respectively (in each case, as defined therein).

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L,P.,
a Delaware limited partnership, its Manager

By:	FIRST RESERVE GP VIII, L,P.,
a Delaware limited partnership, its general partner

By:	FIRST RESERVE CORPORATION,
a Delaware corporation, its general partner

By:	/s/ Thomas R. Denison
	Name:	Thomas R. Denison
	Title:	Managing Director

DRESSER HOLDINGS, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

DRESSER INTERNATIONAL, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Senior Vice President

DRESSER RE, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

DRESSER RUSSIA, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

LVF HOLDING CORPORATION

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

DRESSER ENTECH, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

RING-O VALVE, INCORPORATED

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

DRESSER CHINA, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President